UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 21, 2005

Plumas Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-49883	95-3520374
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

35 S. Lindan Avenue, Quincy, California		95971
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(530)283-7305

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 21, 2005, the Board of Directors of Plumas Bancorp elected Douglas N. Biddle to the Board of Directors of Plumas Bancorp, effective October 1, 2005. In accordance with the Bylaws of Plumas Bancorp, Mr. Biddle's term will expire at our 2006 annual meeting of shareholders.

Mr. Biddle is currently the Executive Vice President and Chief Operating Officer of Plumas Bancorp and the President and Chief Operating Officer of Plumas Bank. He moved to Quincy and joined Plumas Bank in 1990. A lifelong Californian, he was born in Fairfield and graduated from the University of California at Davis with a Bachelor of Arts degree in Political Science. He received his Master's of Business Administration from the John Anderson School of Management at the University of California at Los Angeles.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp

September 22, 2005	By:	Andrew J. Ryback

Name: Andrew J. Ryback
Title: Chief Financial Officer